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                                                             Exhibit 10.6


                                LOUIS D. SRYBNIK


April 9, 1999


LIFE SCIENCES, INC.
Attn.: Alex A. Burns
2900 72nd Street North
St. Petersburg, Florida 33710

         Re:      Investment Representations and Agreements - Life Sciences,
                  Inc.

Gentlemen:

         This letter sets forth my representations, warranties and acknowledgements to Life Sciences, Inc., a Delaware corporation ("LSI", "you" or the "Company"), and my related covenants and agreements with you, all in connection with the offer to purchase from you shares of common stock, $.10 par value per share, of LSI (the "Common Stock"), at $.4375 per share(1) as the means of liquidating your indebtedness to me.

         As of the close of business yesterday, April 8, 1999, you were indebted to me in the aggregate amount of $29,342.13, consisting of $25,000.00 in principal (the "Principal") and $4,342.13 in interest and other charges (collectively, the "Other Charges"), all of which is due to me in connection with one or more loans of money to you as reflected in your books and records. During my current visit to Florida, you and I have agreed, and upon acceptance of this letter (this "Investment Representation Letter" or this "Letter") by you we hereby evidence our agreement, that the Principal shall be paid and discharged by the sale and issuance by you, in a private offering to me, of shares of Common Stock at $.4375 per share, and that the Other Charges shall be forgiven and extinguished upon the date of your acceptance of this Letter without any further act or deed by either of us. This would result in the sale and issuance to me of a total of 57,142 whole shares (rounded down in calculation) of Common Stock (the "Shares") as of the date this Letter. I hereby subscribe for and agree to purchase the Shares.

         It is in this context that I provide you with this Letter as an inducement to your sale of the Shares to me, and I intend and realize that the Company and its agents and representatives will rely on my representations, warranties, acknowledgements, covenants and agreements set forth in this Letter in connection with the sale to me of the Shares. I understand that reliance will also be placed on the accuracy and completeness hereof in complying with the obligations of applicable securities laws, and that failure to comply with those obligations may have significant legal consequences.

         (1) Representations, Etc. Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the preceding three paragraphs are incorporated herein by this reference, and I represent, warrant, acknowledge, covenant and agree as follows:

                  (a) My business address is 140 - 53rd Street, Brooklyn, New York 11232, and my social security number is ###-##-####. Insofar as I am aware, no commission or other remuneration is payable as a result of my proposed purchase of the Shares, and no general solicitation or advertisement occurred in connection therewith.

                  (b) I am an "accredited investor" within the meaning of Regulation D under the

--------
(1) This amount is equal to the last reported high, low and closing prices of the Common Stock in the over-the-counter market on March 26, 1999, the closest available date for such information prior to the date hereof.




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Life Sciences, Inc.                             Investment Representation Letter
April 9, 1999                                                             Page 2
--------------------------------------------------------------------------------

Securities Act of 1933, as amended ("Securities Act"), and the Florida Securities and Investor Protection Act ("Florida Act") because my current individual net worth exceeds $1,000,000, and/or I had individual income(2) in excess of $200,000 in each of the two most recent years and have a reasonable expectation of reaching the same income level in the current year. I also have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of my acquisition of the Shares and of my investment in LSI. I understand there is no guaranty or assurance that you ever will be profitable, and that your operating history includes a history of losses. Accordingly, I am aware of the speculative nature of my proposed investment and of the significant risks involved, and I represent and warrant that I can bear the economic risk of such investment. I understand that an investment in LSI is not suitable for any person who does not so understand such risks. My investments in and commitments to all non-liquid investments, including my proposed purchase of the Shares, are reasonable in relation to my net worth, and I have adequate means of providing for my current needs and possible contingencies without disposing of my proposed investment in the Shares. All information I have provided to you concerning my financial position and knowledge of financial and business matters is correct and complete as of the date hereof.

                  (c) I have received and reviewed prior to my determination to purchase the Shares and prior to the execution and delivery of this Investment Representation Letter, all of the material information concerning LSI, the Common Stock, the Shares and other matters that I considered to be necessary or appropriate in connection with my investment decision.

                  (d) Among the documents I have had full and fair access to prior to the execution and delivery of this Letter are all material contracts to which LSI is a party or by which you are bound or benefitted, your historical financial statements and related financial information as requested by me, and the minute book of LSI containing the records of the actions of your Board of Directors and stockholders.

                  (e) The Shares are to be acquired by me, in my name only, for my own account, and no other person has any direct or indirect beneficial ownership interest or other interest therein. The Shares are to be acquired by me solely for investment purposes and not with a view to resale or distribution, and I have no contract, undertaking, agreement or arrangement for any sale, distribution or other transfer of any interest in any of the Shares, and no present plans to enter into any such arrangement.

                  (f) I understand that the offer and sale of the Shares has not been registered with or reviewed by the Securities and Exchange Commission under the Securities Act, with or by any agency under the Florida Act, or with or by any other state securities law administrator on the grounds, among others, that the issuance and sale thereof is exempt from those registration requirements on the grounds, among others, of not involving any public offering and/or that the Shares in the context of this transaction are a "covered security" as that phrase is defined in Section 18(a) of the Securities Act and, accordingly, a "federal covered security" as that phrase is defined and used in the Florida Act. I further understand that your, and your agents' and representatives', reliance on such exemptions are, in material part, based on my representations, warranties, acknowledgements, covenants and agreements set forth herein. I also understand that no federal or state securities law administrator has reviewed or approved any disclosure or other associated material concerning the Shares, LSI, the Common Stock or any related matter, and I acknowledge that my decision to acquire the Shares is of my own volition and has not been recommended by you or by any federal or state securities law administrator.

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(2) A measure of a person's income for this purpose is the amount of his individual adjusted gross income (as reported on a federal income tax return) increased by: (i) any deduction for a portion of long term capital gains [Internal Revenue Code ("Code") Section 1202]; (ii) any deduction for depletion (Section 611 et. seq. of the Code); (iii) any exclusion for interest on tax-exempt municipal obligations (Section 103 of the Code); and
    (iv) any losses of a partnership allocated to the individual limited partner (as reported on Schedule E of Form 1040).




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Life Sciences, Inc.                             Investment Representation Letter
April 9, 1999                                                             Page 3
--------------------------------------------------------------------------------

                  (g) I have been represented by such legal, tax, accounting, financial and other advisors selected and retained by me as I have found necessary to consult concerning my proposed purchase of the Shares and my proposed investment. I have sufficient knowledge and experience in business and financial matters that I am capable of evaluating all facets of the merits and risks thereof [or I have used and relied upon in connection with my decision to purchase the Shares, my own independent purchaser representative (insert
identity of purchaser representative or insert "N/A":            N/A           )
who does have such knowledge and experience and, therefore, the terms "I" and "me" in this paragraph (g) shall include (as appropriate in the context) such identified representative], and I investigated all facets of the merits and risks of such proposed purchase prior to deciding to purchase the Shares. I acknowledge that I have had full and fair access to all information concerning LSI, the Shares (and also to other information considered by me to be necessary or appropriate as a prudent and knowledgeable investor to enable me to make an informed investment decision concerning the acquisition of the Shares), and that I was previously informed that all documents, records and books pertaining to such proposed investment were at all relevant times available for inspection and review by me. I have determined the information necessary or appropriate for my review of the merits and risks of my proposed investment, and I shall not seek to hold you, or any of your agents or representatives, liable for matters included in or omitted from my investigation based on such determination. I acknowledge that I have had the opportunity to ask questions of, and have received satisfactory answers from, you and your officers and directors concerning LSI, the Shares and related matters. I also acknowledge that I have had an opportunity to obtain additional information necessary to verify the accuracy of such information and to evaluate the merits and risks of my proposed investment. In my determination to acquire the Shares, no person made any representation or warranty, expressed or implied, to me in any way relating thereto except as expressly set forth or referenced herein, I have not relied on any oral representation or warranty, and I did not rely on any offering literature other than the documents and information made available to me as provided herein.

                  (h) I understand that the Shares are not readily transferable, and that there is only a limited over-the-counter market for the Common Stock, no assurance is given by anyone that an active and substantial public market will develop, or if developed that it will be sustained, I may not be able to readily liquidate my proposed investment in the Shares in any event, and I must bear the economic risk of an investment therein indefinitely. I also understand there are substantial restrictions on the sale and transfer of the Shares I am purchasing, and that subsequent sale or other transfer where permitted will require registration thereof with applicable federal and state securities law administrators and/or an opinion of my counsel acceptable to LSI that any such transfer is exempt from such securities law requirements. I further understand that legends, including a legend substantially as set forth in Section (2) below, will be on the certificate issued to represent the Shares. I agree not to offer, sell, pledge or otherwise transfer any of the Shares or any interest therein absent compliance with applicable federal and state securities laws and the referenced legend conditions. I understand that neither the Company nor any other person has any obligation to register any Common Stock or to provide me an opinion for the foregoing purposes.

                  (i) No representation or warranty by me herein contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading, and the representations, warranties, acknowledgements, covenants and agreements set forth herein shall survive the payment, issuance and delivery, of the Shares.

                  (j) I acknowledge that I understand the meaning and legal consequences of the representations, warranties, acknowledgements, covenants and agreements contained herein, and I agree to indemnify and hold LSI and its agents and representatives harmless from and against any and all loss,



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Life Sciences, Inc.                             Investment Representation Letter
April 9, 1999                                                             Page 4
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damage, liability or expense, including costs and reasonable attorneys' and paralegal fees, to which any of them may be put or which they may incur by reason of, or in connection with, any misrepresentation by me, any breach by me of any representation or warranty, or any failure by me to fulfill any covenant or agreement herein. The representations, warranties, acknowledgements, covenants and agreements set forth in this Letter are intended to benefit each of the persons described in the preceding sentence.

         (2) Legends. The Shares shall be subject to any legend condition necessary to assist in complying with applicable federal and state securities laws, including such legends as may be appropriate under Regulation D as adopted by the Securities and Exchange Commission under the Securities Act and the legend set forth below. In any event, the certificate representing the Shares shall have endorsed on it a legend reading substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE OFFERED FOR SALE, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         (3) Interpretation. Any descriptive headings of or in sections and paragraphs of this Letter are inserted for convenience only and are not a part of this Letter. No provision in this Investment Representation Letter shall be construed against any party as the drafter. As used herein, the singular includes the plural, the plural includes the singular and words in one gender include the others; the terms "herein", "hereof", "hereunder" and similar references refer to the whole of this Investment Representation Letter; and "include", "including" and similar terms are not words of limitation. Whenever possible, each provision of this Letter shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Letter.

         (4) Miscellaneous. This Investment Representation Letter: (i) contains the complete statement of all arrangements between LSI and me with respect to its subject matter, and supersedes all previous agreements, promises, arrangements and understandings, written or oral, relating to its subject matter; (ii) cannot be assigned by either party without the other's prior written consent, and cannot be modified, amended or waived except by an instrument in writing signed by the parties necessary to the enforcement thereof; (iii) shall be binding upon and shall inure to the benefit of our respective successors, permitted assigns, heirs and legal representatives; (iv) may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement; and (v) shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida; provided, however, to the extent Florida law is preempted by federal law, federal law shall apply. LSI and I each hereby consent to the personal jurisdiction of the state and federal courts located within the territorial limits of the United States District Court for the Middle District of Florida, Tampa Division, agree that venue for any litigation (or mediation or arbitration in connection therewith) related in any way to this Letter shall only be in Pinellas County, Florida, or, if appropriate, the United States District Court for the Middle District of Florida, Tampa Division, and waive any objection to such exclusive jurisdiction and venue. If either of us retains the services of counsel to enforce any provision of this Letter, or because of litigation (or mediation or arbitration in connection therewith) involving this Letter, the prevailing party shall be entitled to recover, in addition to any other relief or remedy obtained, all costs, expenses, and attorneys' and paralegal fees paid or incurred by it, including costs, expenses and such fees at trial and any appeal,




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Life Sciences, Inc.                             Investment Representation Letter
April 9, 1999                                                             Page 5
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whether in a court, administrative, arbitration or mediation proceeding.

Please sign and return the second copy of this Investment Representation Letter to me if you find it satisfactory to acknowledge, evidence and confirm your agreement with all of the foregoing.


Very truly yours,

/s/ Louis D. Srybnik
-------------------------
Louis D. Srybnik
                                           Confirmed, Accepted and Agreed:
                                                  LIFE SCIENCES, INC.


                                           By: /s/ Alex A. Burns
                                              ---------------------------
                                                   Alex A. Burns, Vice President
                                                         April 9, 1999